SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 30, 2000
                                -----------------

                               Monarch Services, Inc.
                               ----------------------
             (Exact name of registrant as specified in its charter)


                  Maryland                0-8512            52-1073628
              ---------------          -----------         ------------------
              (State or other          (Commission         (IRS Employer
              jurisdiction of          File Number)        Identification No.)
              incorporation)


                4517 Harford Road, Baltimore, Maryland      21214
              ------------------------------------------------------
              (Address of principal executive office)      (Zip Code)


       Registrant's telephone number, including area code, (410) 254-9200

ITEM 5.  OTHER EVENTS.

     On November 30, 2000, the Company completed its merger into its former wholly-owned subsidiary, Monarch Services, Inc., a Maryland corporation and, accordingly, the Company is now a Maryland corporation. The Company's new charter and bylaws are filed herewith as Exhibits 3A.1 and 3B.1, respectively.

     On December 11, 2000, the Company elected by resolution of its Board of Directors to become subject to all the provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law as more particularly set forth in the Articles Supplementary filed herewith as Exhibit 3A.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 3A.1   Articles of Incorporation

Exhibit 3A.2   Articles Supplementary

Exhibit 3B.1   Bylaws

                            ARTICLES OF INCORPORATION
                                       OF
                             MONARCH SERVICES, INC.

                                    ARTICLE I
                                  INCORPORATOR

          The undersigned, Michael W. Conron, whose post office address is 2 Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201, being over eighteen years of age and acting as incorporator, hereby forms a corporation under the Maryland General Corporation Law.

                                   ARTICLE II
                                      NAME

          The name of the corporation (which is hereinafter called the "Corporation") is Monarch Services, Inc.

                                   ARTICLE III
                      PURPOSES FOR WHICH CORPORATION FORMED

          The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law (the "MGCL").

                                   ARTICLE IV
                       RESIDENT AGENT AND PRINCIPAL OFFICE

          The post office address of the principal office of the Corporation in this State is 11 East Chase Street, Suite 9-E, Baltimore, Maryland 21202. The resident agent of the Corporation in this State is CSC-Lawyers Incorporating Service Company, whose post office address is 11 East Chase Street, Suite 9-E, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

                                    ARTICLE V
                                AUTHORIZED STOCK

           The total number of shares of stock of all classes which the Corporation has authority to issue is Ten Million (10,000,000) shares, of the par value of $0.001 each, all of which shares are of one class and are designated Common Stock. The aggregate par value of all shares of stock of the Corporation is $10,000.

                                   ARTICLE VI
                               BOARD OF DIRECTORS

     Section 1.     Number of Directors.

           The Corporation shall have five (5) directors, which number may be increased or decreased pursuant to the Bylaws, but the number of directors shall not be less than the lesser of three (3) or the number of stockholders.

     Section 2.     Initial Directors.

           Jackson Y. Dott, Helen Delich Bentley, David Gonono, A. Eric Dott and Kenneth C. Holt shall act as the initial directors of the Corporation until the first annual meeting and until their successors are duly chosen and qualified.

     Section 3.     Board Authorization of Stock Issuance.

           The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, and securities convertible into shares of its stock, of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

     Section 4.     Classification of Stock.

           The Board of Directors shall have the power to classify or reclassify any unissued stock, whether now or hereafter authorized, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock.

     Section 5 Board Authorization to Increase or Decrease Authorized Stock.

          The Board of Directors, with the approval of a majority of the entire Board of Directors, and without action by the stockholders of the Corporation, shall have the power to amend the charter of the Corporation to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class that the Corporation has authority to issue.

     Section 6.     Conflict of Interest.

           No contract or other transaction between this Corporation and any other corporation, partnership, individual or other entity and no act of this Corporation shall in any way be affected or invalidated by the fact that any of the directors of this Corporation are directors, principals, partners or officers of such other entity, or are pecuniarily or otherwise interested in such contract, transaction or act; provided that (i) the existence of such relationship or such interest shall be disclosed or known to the Board of Directors or to a committee of the Board of Directors if the matter involves a committee decision, and the contract, transaction or act shall be authorized, approved or ratified by a majority of disinterested directors on the Board or on such committee, as the case may be, even if the number of disinterested directors constitutes less than a quorum or (ii) the contract, transaction or act shall be authorized, ratified or approved in any other manner permitted by the Maryland General Corporation Law.

     Section 7.     Permissible Considerations by Board of Directors.

           The Board of Directors, in considering a potential acquisition of control of the Corporation, is permitted to consider the effect of the potential acquisition on the stockholders, employees, suppliers, customers, and creditors of the corporation and the communities in which offices or other establishments of the Corporation are located.

                                   ARTICLE VII
                      PROVISIONS CONCERNING CERTAIN RIGHTS
                     OF THE CORPORATION AND THE STOCKHOLDERS

     Section 1.     Right to Amend Charter.

           The Corporation reserves the right to make, from time to time, any amendments of its charter which may now or hereafter be authorized by law, pursuant to the vote of stockholders required by law, including any amendments which alter the contract rights of any class of outstanding stock as expressly set forth in the charter.

     Section 2.     Elimination of Preemptive Rights.

           Unless otherwise provided by the Board of Directors, no holder of stock of any class shall be entitled to preemptive rights to subscribe for or purchase or receive any part of any new or additional issue of stock of any class of the Corporation or securities convertible into stock of any class of the Corporation.

     Section 3.     Required Stockholder Vote.

           Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in this charter.

     Section 4.     Bylaws.

          The Board of Directors, and not the stockholders, shall have the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation.

     Section 5.     Business Combination Statute.

     The provisions of Title 3, Subtitle 6 (Special Voting Requirements) of the MGCL, including but not limited to Section 3-602, shall not apply to any business combination of the Corporation or any subsidiary of the Corporation with (a) A. Eric Dott or Jackson Y. Dott; (b) any person that becomes an interested stockholder as a result of a transfer of securities of the Corporation, including the transfer of voting rights or other interests in any such securities, to such person pursuant to a written agreement that provides for such exemption to which A. Eric Dott or Jackson Y. Dott or any affiliate or associate of A. Eric Dott or Jackson Y. Dott is a party; or (c) any affiliate or associate of the persons named in (a) and/or (b). As used in this Section 5, the terms "affiliate," "associate," "business combination," "interested stockholder" and "subsidiary" shall have the meanings ascribed to them in Title 3, Subtitle 6 of the MGCL.

     Section 6.     Control Share Law.

      Any acquisition of any shares of stock of the Corporation, including any acquisition of voting rights or other interests in any such stock, shall be exempt from the provisions of Title 3, Subtitle 7 of the MGCL (Voting Rights of Certain Control Shares). Accordingly, the provisions of Title 3, Subtitle 7 of the MGCL shall not apply to this Corporation.

                                  ARTICLE VIII
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

     Section 1.     Mandatory Indemnification.

          The Corporation shall indemnify its currently acting and its former directors and officers against any and all liabilities and expenses incurred in connection with their services in such capacities to the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended.

     Section 2.     Discretionary Indemnification.

          If approved by the Board of Directors, the Corporation may indemnify its officers, employees, agents and persons who serve and have served, at its request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise or employee benefit plan to the extent determined to be appropriate by the Board of Directors.

     Section 3.     Advancing Expenses Prior to a Decision.

          The Corporation shall advance expenses to its directors and officers entitled to mandatory indemnification to the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended, and may in the discretion of the Board of Directors advance expenses to officers, employees, agents and others who may be granted indemnification.

     Section 4.     Other Provisions for Indemnification.

          The Board of Directors may, by bylaw, resolution or agreement, make further provision for indemnification of directors, officers, employees and agents.

     Section 5.     Limitation of Liability of Directors.

          To the maximum extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, as from time to time amended, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

     Section 6.     Effect of Amendment or Repeal.

          No amendment or repeal of any section of this Article, or the adoption of any provision of the Corporation's charter inconsistent with this Article, shall apply to or affect in any respect the rights to indemnification or limitation of liability of any director of the Corporation with respect to any alleged act or omission which occurred prior to such amendment, repeal or adoption.


          IN WITNESS WHEREOF, I have signed these Articles of Incorporation on the 22nd day of September, 2000, and have acknowledged such Articles to be my act.


                                   /S/ MICHAEL W. CONRON
                                   -------------------------------
                                   Michael W. Conron, Incorporator

                             MONARCH SERVICES, INC.
                             ARTICLES SUPPLEMENTARY


          MONARCH SERVICES, INC., a Maryland corporation having its principal office in Baltimore City, Maryland, (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

          FIRST: By Resolution of its Board of Directors on December 11, 2000, the Corporation elected to become subject to all of the provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the 'MGCL") including:
Section 3-803, which provides for a classified board of directors of three classes each having a three year term; Section 3-804 which provides for at least a two-thirds vote of the stockholders for the removal of directors, and then only for cause in accordance with Section 2-406(b)(3) of the MGCL, and vests in the Directors the power to fix the number of directors and to fill vacancies on the board of directors; and Section 3-805 which requires a majority vote of the stockholders to call a special meeting of the stockholders and specifies certain procedural requirements in connection with such special meetings of the stockholders. In the event of any inconsistency with the charter or bylaws of the Corporation, the aforesaid MGCL provisions will govern.

          SECOND: By Resolution of the Board of Directors on December 11, 2000, the Corporation classified its Board of Directors into three classes in accordance with Section 3-803 of the MGCL as follows: Class I Directors shall initially be David F. Gonano and shall have an initial term continuing until the annual meeting of stockholders in 2001 and until their successors are elected and qualify; Class II Directors shall initially be Jackson Y. Dott and Helen D. Bentley and shall have an initial term continuing until the annual meeting of stockholders in 2002 and until their successors are elected and qualify; and Class III Directors shall initially be A. Eric Dott and Kenneth C. Holt and shall have an initial term continuing until the annual meeting of stockholders in 2003 and until their successors are elected and qualify. At each annual meeting of the stockholders of the Corporation, the successors to the class of Directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualify. The classification set forth above may be changed from time-to-time by vote of the Board of Directors to reflect such matters as increase or decrease in the number of directors and so that each class, to the extent possible, will have the same number of Directors.

          IN WITNESS WHEREOF, Monarch Services, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of this 11th day of December, 2000, and the undersigned officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:                      MONARCH SERVICES, INC.


/S/ STEVEN M. SZEKELEY             By:/S/ JACKSON Y. DOTT
----------------------             ----------------------
Steven M. Szekeley                    Jackson Y. Dott
Secretary                             President

                                    BYLAWS

                                       OF

                             MONARCH SERVICES, INC.

                                    ARTICLE I

                                  Stockholders

Section 1.  Annual Meetings.

           The annual meeting of the stockholders of the Corporation shall be held on such date within the month of October as may be fixed from time to time by the Board of Directors. Not less than ten nor more than 90 days' written or printed notice stating the place, day and hour of each annual meeting shall be given in the manner provided in Section 1 of Article IX hereof. The business to be transacted at the annual meetings shall include the election of directors, consideration and action upon the reports of officers and directors, and any other business within the power of the Corporation. All annual meetings shall be general meetings at which any business may be considered without being specified as a purpose in the notice unless otherwise required by law.

Section 2. Special Meetings Called by Chairman of the Board, President or Board of Directors.

           At any time in the interval between annual meetings, special meetings of stockholders may be called by the Chairman of the Board, or by the President, or by the Board of Directors. Not less than ten days' nor more than 90 days' written notice stating the place, day and hour of such meeting and the matters proposed to be acted on thereat shall be given in the manner provided in Section 1 of Article IX. No business shall be transacted at any special meeting except that specified in the notice.

Section 3.  Special Meeting Called by Stockholders.

           Upon the request in writing delivered to the Secretary by the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting, it shall be the duty of the Secretary to call a special meeting of the stockholders. Such request shall state the purpose of such meeting and the matters proposed to be acted on thereat, and no other business shall be transacted at any such special meeting. No such meeting shall be required to be called for the election of directors except under the circumstances set forth in
Section 10 of Article I or Sections 7(b) or 7(c) of Article II of these Bylaws. The Secretary shall inform such stockholders of the reasonably estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Secretary shall give not less than ten nor more than 90 days' notice of the time, place and purpose of the meeting in the manner provided in Section 1 of Article IX. Unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

Section 4.  Place of Meetings.

           All meetings of stockholders shall be held at the principal office of the Corporation in the State of Maryland or at such other place within the United States as may be fixed from time to time by the Board of Directors and designated in the notice.

Section 5.  Quorum.

           At any meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat shall constitute a quorum. In the absence of a quorum, the Chairman of the meeting or stockholders present in person or by proxy acting by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting from time to time, but not for a period exceeding 120 days after the original record date, until a quorum shall attend.

Section 6.  Adjourned Meetings.

          A meeting of stockholders convened on the date for which it was called (including one adjourned to achieve a quorum as above provided in Section 5 of this Article) may be adjourned (in the manner provided in said Section 5) from time to time without further notice other than by announcement at the meeting to a date not more than 120 days after the original record date, and any business may be transacted at any adjourned meeting which could have been transacted at the meeting as originally called.

Section 7.  Voting.

           A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

          A majority of the votes cast at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any other matter which may properly come before the meeting, unless more than a majority of votes cast is required by statute or by the Charter. The Board of Directors may fix the record date for the determination of stockholders entitled to vote in the manner provided in Article VIII, Section 3 of these Bylaws. Unless otherwise provided in the Charter, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

Section 8.  Proxies.

           A stockholder may vote the shares owned of record either in person or by proxy. The proxy shall be in writing and shall be signed by the stockholder or by the stockholder's duly authorized attorney-in-fact or be in such other form as may be permitted by the Maryland General Corporation Law, including documents conveyed by electronic transmission. A copy, facsimile transmission or other reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original transmission could be used. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. No proxy shall be valid after 11 months from its date, unless otherwise provided in the proxy. In the case of stock held of record by more than one person, any co-owner or co-fiduciary may execute the proxy without the joinder of the co-owner(s) or co-fiduciary(ies), unless the Secretary of the Corporation is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. At all meetings of stockholders, the proxies shall be filed with and verified by the Secretary of the Corporation, or, if the meeting shall so decide, by the Secretary of the meeting.

Section 9.  Order of Business.

           At all meetings of stockholders, any stockholder present and entitled to vote in person or by proxy shall be entitled to require, by written request to the Chairman of the meeting, that the order of business shall be as follows:

          (1)  Organization.

           (2) Proof of notice of meeting or of waivers thereof. (The certificate of the Secretary of the Corporation, or the affidavit of any other person who mailed or published the notice or caused the same to be mailed or published, shall be proof of service of notice.)

          (3) Submission by Secretary of the Corporation to the Chairman of the meeting of a list of the stockholders entitled to vote, present in person or by proxy.

           (4) A reading of unapproved minutes of preceding meetings and action thereon.

          (5)  Reports.

           (6) If an annual meeting, or a special meeting called for that purpose, the election of directors.

          (7)  Unfinished business.

          (8)  New business.

          (9)  Adjournment.

Section 10.  Removal of Directors.

           At any properly called annual or special stockholders' meeting, the stockholders, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors, may remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the remainder of the term of the removed directors.

Section 11.  Informal Action by Stockholders.

           Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent in writing setting forth such action is signed by all the stockholders entitled to vote thereon, a written waiver of any right to dissent is signed by each stockholder entitled to notice of, but not the right to vote on, such action and such consent is filed with the records of stockholders' meetings.

Section 12.  Advance Notice of Matters to be Presented at an Annual Meeting of
                    Stockholders.

          At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting as set forth below. To be properly brought before an annual meeting, such business must (1) be specified in the notice of the meeting (or any supplement thereto) given by the Corporation pursuant to Section 1 of Article IX of these bylaws, or (2) be brought before the meeting by or under the direction of the Board of Directors (or the Chairman of the Board or the President), or (3) be properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting; provided, however, that in the event that during the prior year the Corporation did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), than such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. For purposes of this section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

           Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 12.

           The Chairman of the meeting shall have the authority, if the facts warrant, to determine that business was not properly brought before the meeting in accordance with the provisions of this Section 12, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 13.  Advance Notice of Nominees for Directors.

          Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at any meeting of stockholders. Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders or at a special meeting of stockholders as to which the notice of meeting provides for election of directors, by or under the direction of the Board of Directors, or by any nominating committee or person appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section
13. Such nominations, other than those made by or under the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary. In the event that such stockholder's notice pertains to an annual meeting of stockholders, to be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting; provided, however, that in the event that during the prior year the Corporation did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), than such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. In the event that such stockholder's notice pertains to a special meeting of stockholders, to be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such special meeting is first made. For purposes of this section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.

           The Chairman of the meeting shall have the authority, if the facts warrant, to determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                                   ARTICLE II

                                    Directors

Section 1.  Powers.

          The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the stockholders by law, by the Charter or by these Bylaws. A director need not be a stockholder. The Board of Directors shall keep minutes of its meetings and full and fair accounts of its transactions.

Section 2.  Number; Term of Office.

           The number of directors of the Corporation shall be not less than three or the same number as the number of stockholders (or one if there is no stockholder), whichever is less; provided, however, that such number may be increased and thereafter decreased from time to time by vote of a majority of the entire Board of Directors. The number of directors shall not exceed fiftteen (15). The first directors of the Corporation shall hold their office until the first annual meeting of the Corporation, or until their successors are elected and qualify, and thereafter the directors shall hold office for the term of one year, or until their successors are elected and qualify.

Section 3.  Annual Meeting; Regular Meetings.

           As soon as practicable after each annual meeting of stockholders, the Board of Directors shall meet for the purpose of organization and the transaction of other business. No notice of the annual meeting of the Board of Directors need be given if it is held immediately following the annual meeting of stockholders and at the same place. Other regular meetings of the Board of Directors may be held at such times and at such places, within or without the State of Maryland, as shall be designated in the notice for such meeting by the party making the call. All annual and regular meetings shall be general meetings, and any business may be transacted thereat.

Section 4.  Special Meetings.

           Special meetings of the Board of Directors may be called by the Chairman of the Board or the President, or by a majority of the directors.

Section 5.  Quorum; Voting.

          A majority of the Board of Directors shall constitute a quorum for the transaction of business at every meeting of the Board of Directors; but, if at any meeting there be less than a quorum present, a majority of those present may adjourn the meeting from time to time, but not for a period exceeding ten days at any one time or 60 days in all, without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called. Except as hereinafter provided or as otherwise provided by the Charter or by law, directors shall act by a vote of a majority of those members in attendance at a meeting at which a quorum is present.

Section 6.  Notice of Meetings.

           Notice of the time and place of every regular and special meeting of the Board of Directors shall be given to each director in the manner provided in
Section 2 of Article IX hereof. Subsequent to each Board meeting, and as soon as practicable thereafter, each director shall be furnished with a copy of the minutes of said meeting. At least 24 hours' notice shall be given of all meetings. The purpose of any meeting of the Board of Directors need not be stated in the notice.

Section 7.  Vacancies.

           (a) If the office of a director becomes vacant for any reason, including increase in the size of the Board, such vacancy may be filled by the Board by a vote of a majority of directors then in office, although such majority is less than a quorum.

           (b) If the vacancy occurs as a result of the removal of a director, the stockholders may elect a successor at the meeting at which the removal occurs.

           (c) If the entire Board of Directors shall become vacant, any stockholder may call a special meeting in the same manner that the Chairman of the Board or the President may call such meeting, and directors for the unexpired terms may be elected at such special meeting in the manner provided for their election at annual meetings.

           (d) A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until a successor is elected and qualifies. A director elected by the stockholders to fill a vacancy shall serve for the unexpired term and until a successor is elected and qualifies.

Section 8.  Rules and Regulations.

           The Board of Directors may adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Corporation as it may deem proper and not inconsistent with the laws of the State of Maryland, these Bylaws and the Charter.

Section 9.  Committees.

          The Board of Directors may constitute an Executive Committee and other committees composed of one or more directors, from among its members. Such committees shall hold office at the pleasure of the Board of Directors. If any position on a committee becomes vacant, or if the number of members is increased, such vacancy may be filled by the Board of Directors. Committees shall hold formal meetings and keep minutes of all of their proceedings. Any action taken by a committee within the limits permitted by law, the Board resolutions establishing such committee, the Charter and the Bylaws shall have the force and effect of Board action unless and until revised or altered by the Board. The presence of not less than a majority of a committee shall be necessary to constitute a quorum. Action may be taken without a meeting if a unanimous written consent is signed by all of the members of the committee, and if such consent is filed with the records of the committee. A committee shall have the power to elect one of its members to serve as its Chairman unless the Board of Directors shall have designated such Chairman. The members of a committee present at any meeting, whether or not they constitute a quorum, shall have the power to appoint a director to act in the place of an absent member unless the Board of Directors shall have appointed a director to act in the place of an absent member of such committee.

           Between sessions of the Board of Directors, if appointed, the Executive Committee shall have all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, except those powers specifically denied by law. The taking of any action by the Executive Committee shall be conclusive evidence that the Board of Directors was not in session at the time of such action. A copy of the minutes of the proceedings of the Executive Committee shall, after approval by the members of the Executive Committee, be sent to all directors as a matter of information.

Section 10.  Compensation.

           The directors may receive a stated salary or an attendance fee for each meeting of the Board of Directors or any committee thereof attended, plus reimbursement of reasonable expenses of attendance. The amount of the salary or attendance fee and any entitlement to reimbursement of expenses shall be determined by resolution of the Board; provided, however, that nothing herein contained shall be construed as precluding a director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 11.  Place of Meetings.

          Regular or special meetings of the Board may be held within or without the State of Maryland, as the Board may from time to time determine. The time and place of meeting may be fixed by the party calling the meeting.

Section 12.  Informal Action by the Directors.

           Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, if a written consent to such action is signed by all members of the Board and such consent is filed with the minutes of the Board.

Section 13.  Telephone Conference.

           Members of the Board of Directors or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

                                   ARTICLE III

                                    Officers

Section 1.  In General.

           The Board of Directors may choose a Chairman of the Board from among the directors. The Board of Directors shall elect a President, a Treasurer, a Secretary, and may elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers as the Board may from time to time deem appropriate. All officers shall hold office only during the pleasure of the Board or until their successors are chosen and qualify. Any two of the above offices, except those of President and Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity when such instrument is required to be executed, acknowledged or verified by any two or more officers. The Board of Directors may from time to time appoint such other agents and employees with such powers and duties as the Board may deem proper. In its discretion, the Board of Directors may leave unfilled any offices except those of President, Treasurer and Secretary.

Section 2.  Chairman of the Board.

           The Chairman of the Board, if one is elected, shall have the responsibility for the implementation of the policies determined by the Board of Directors and for the administration of the business affairs of the Corporation. The Chairman shall preside over the meetings of the Board and of the stockholders if present at the meeting. The Chairman shall be the Chief Executive Officer of the Corporation if so designated by resolution of the Board.

Section 3.  President.

           The President shall have the responsibility for the active management of the business and general supervision and direction of all of the affairs of the Corporation. In the absence of a Chairman of the Board, the President shall preside over the meetings of the Board and of the stockholders if present at the meeting, and shall perform such other duties as may be assigned by the Board of Directors or the Executive Committee. The President shall have the authority on the Corporation's behalf to endorse securities owned by the Corporation and to execute any documents requiring the signature of an executive officer. The President shall perform such other duties as the Board of Directors may direct and shall be the Chief Executive Officer of the Corporation unless the Chairman of the Board is so designated by resolution of the Board.

Section 4.  Vice Presidents.

           The Vice Presidents, in the order of priority designated by the Board of Directors, shall be vested with all the power and may perform all the duties of the President in the latter's absence. They may perform such other duties as may be prescribed by the Board of Directors, the Executive Committee or the President.

Section 5.  Treasurer.

           The Treasurer shall have general supervision over the Corporation's finances, and shall perform such other duties as may be assigned by the Board of Directors or the President. Unless the Board designates another officer, the Treasurer shall be the Chief Financial Officer of the Corporation. If required by resolution of the Board, the Treasurer shall furnish a bond (which may be a blanket bond) with such surety and in such penalty for the faithful performance of duty as the Board of Directors may from time to time require, the cost of such bond to be paid by the Corporation.

Section 6.  Secretary.

           The Secretary shall keep the minutes of the meetings of the stockholders and of the Board of Directors and shall attend to the giving and serving of all notices of the Corporation required by law or these Bylaws. The Secretary shall maintain at all times in the principal office of the Corporation at least one copy of the Bylaws with all amendments to date, and shall make the same, together with the minutes of the meeting of the stockholders, the annual statement of affairs of the Corporation and any voting trust or other stockholders agreement on file at the office of the Corporation, available for inspection by any officer, director or stockholder during reasonable business hours. The Secretary shall perform such other duties as may be assigned by the Board of Directors.

Section 7.  Assistant Treasurer and Secretary.

           The Board of Directors may designate from time to time Assistant Treasurers and Secretaries, who shall perform such duties as may from time to time be assigned to them by the Board of Directors or the President.

Section 8.  Compensation; Removal; Vacancies.

          The Board of Directors shall have power to fix the compensation of all officers of the Corporation. It may authorize any committee or officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers. The Board of Directors shall have the power at any regular or special meeting to remove any officer if, in the judgment of the Board, the best interests of the Corporation will be served by such removal. The Board of Directors may authorize any officer to remove subordinate officers. The Board of Directors may authorize the Corporation's employment of an officer for a period in excess of the term of the Board. The Board of Directors at any regular or special meeting shall have power to fill a vacancy occurring in any office for the unexpired portion of the term.

Section 9.  Substitutes.

           The Board of Directors may, from time to time in the absence of any one of its officers or at any other time, designate any other person or persons on behalf of the Corporation to sign any contracts, deeds, notes or other instruments in the place or stead of any of such officers, and may designate any person to fill any one of said offices, temporarily or for any particular purpose; and any instruments so signed in accordance with a resolution of the Board shall be the valid act of the Corporation as fully as if executed by any regular officer.

                                   ARTICLE IV

                                   Resignation

           Any director or officer may resign from office at any time. Such resignation shall be made in writing and shall take effect from the time of its receipt by the Corporation, unless some time be fixed in the resignation, and then from that date. The acceptance of a resignation shall not be required to make it effective.

                                    ARTICLE V

                             Commercial Paper, Etc.

           All bills, notes, checks, drafts and commercial paper of all kinds to be executed by the Corporation as maker, acceptor, endorser or otherwise, and all assignments and transfers of stock, contracts, or written obligations of the Corporation, and all negotiable instruments, shall be made in the name of the Corporation and shall be signed by any one or more of the following officers as the Board of Directors may from time to time designate: the Chairman of the Board, the President, any Vice President, or the Treasurer, or such other person or persons as the Board of Directors or Executive Committee may from time to time designate.

                                   ARTICLE VI

                                   Fiscal Year

           The fiscal year of the Corporation shall cover such period of 12 months as the Board of Directors may determine. In the absence of any such determination, the accounts of the Corporation shall be kept on a calendar year basis.

                                   ARTICLE VII

                                      Seal

           The seal of the Corporation shall be in the form of two concentric circles inscribed with the name of the Corporation and the year and State in which it is incorporated. The Secretary or Treasurer, or any Assistant Secretary or Assistant Treasurer, shall have the right and power to attest to the corporate seal. In lieu of affixing the corporate seal to any document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a corporate seal to affix the word "(SEAL)" adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.

                                  ARTICLE VIII

                                      Stock

Section 1.  Issue.

           Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class of shares of stock owned in the Corporation. Each certificate shall be signed by the Chairman of the Board, the President or any Vice President and be countersigned by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer. The signatures of the Corporation's officers and its corporate seal appearing on stock certificates may be facsimiles if each such certificate is authenticated by the manual signature of an officer of a duly authorized transfer agent. Stock certificates shall be in such form, not inconsistent with law and the Charter, as shall be approved by the Board of Directors. In case any officer of the Corporation who has signed any certificate ceases to be an officer of the Corporation, whether by reason of death, resignation or otherwise, before such certificate is issued, then the certificate may nevertheless be issued by the Corporation with the same effect as if the officer had not ceased to be such officer as of the date of such issuance.

Section 2.  Transfers.

          The Board of Directors shall have power and authority to make all such rules and regulations as the Board may deem expedient concerning the issue, transfer and registration of stock certificates. The Board of Directors may appoint one or more transfer agents and/or registrars for its outstanding stock, and their duties may be combined. No transfer of stock shall be recognized or binding upon the Corporation until recorded on the books of the Corporation, or, as the case may be, of its transfer agent and/or of its registrar, upon surrender and cancellation of a certificate or certificates for a like number of shares.

Section 3.  Record Dates for Dividends and Stockholders' Meeting.

           The Board of Directors may fix a date not exceeding 90 days preceding the date of any meeting of stockholders, any dividend payment date or any date for the allotment of rights, as a record date for the determination of the stockholders entitled to notice of and to vote at such meeting, or entitled to receive such dividends or rights, as the case may be, and only stockholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be. In the case of a meeting of stockholders, the record date shall be fixed not less than ten days prior to the date of the meeting.

Section 4.  New Certificates.

           In case any certificate of stock is lost, stolen, mutilated or destroyed, the Board of Directors may authorize the issuance of a new certificate in place thereof upon such indemnity to the Corporation against loss and such other terms and conditions as it may deem advisable. The Board of Directors may delegate such power to any officer or officers of the Corporation or to any transfer agent or registrar of the Corporation; but the Board of Directors, such officer or officers or such transfer agent or registrar may, in their discretion, refuse to issue such new certificate save upon the order of some court having jurisdiction.

                                   ARTICLE IX

                                     Notice

Section 1.  Notice to Stockholders.

           Whenever by law or these Bylaws notice is required to be given to any stockholder, such notice shall be in writing and may be given to each stockholder by personal delivery or at the stockholder's residence or usual place of business, or by mailing it, postage prepaid, and addressed to the stockholder at the address appearing on the books of the Corporation or its transfer agent. Such leaving or mailing of notice shall be deemed the time of giving such notice.

Section 2.  Notice to Directors and Officers.

           Whenever by law or these Bylaws notice is required to be given to any director or officer, such notice may be given in any one of the following ways: by personal delivery to such director or officer, by telephone communication with such director or officer personally or by telephone facsimile transmission, by telegram, cablegram, radiogram, first class mail or by delivery service providing confirmation of delivery, addressed to such director or officer at the address appearing on the books of the Corporation. The time when such notice shall be consigned to a communication company for delivery shall be deemed to be the time of the giving of such notice; if mailed, such notice shall be deemed given 48 hours after the time it is deposited in the mail, postage prepaid.

Section 3.  Waiver of Notice.

           Notice to any stockholder or director of the time, place and/or purpose of any meeting of stockholders or directors required by these Bylaws may be dispensed with if such stockholder shall either attend in person or by proxy, or if such director shall attend in person, or if such absent stockholder or director shall, in writing filed with the records of the meeting either before or after the holding thereof, waive such notice.

                                    ARTICLE X

                      Voting of Stock in Other Corporations

           Any stock in other corporations, which may from time to time be held by the Corporation, may be represented and voted at any meeting of stockholders of such other corporations by the President or a Vice-President or by proxy or proxies appointed by the President or a Vice-President, or otherwise pursuant to authorization thereunto given by a resolution of the Board of Directors adopted by a vote of a majority of the directors.

                                   ARTICLE XI.

                                 Indemnification

           To the maximum extent permitted by the Maryland General Corporation Law as from time to time amended, the Corporation may indemnify its currently acting and its former directors, officers, agents and employees and those persons who, at the request of the Corporation serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities against any and all liabilities incurred in connection with their services in such capacities to the extent determined appropriate by the Board of Directors. To the extent required by the Charter or applicable law, the Corporation shall indemnify such individuals.

                                  ARTICLE XII.

                                   Amendments

           The Board of Directors, and not the stockholders, shall have the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation.


     I HEREBY CERTIFY that the foregoing is a full, true and correct copy of the Bylaws of Monarch Services, Inc., a Maryland corporation, adopted as of September 22, 2000, and as in effect on the date hereof.


Dated:  September 22, 2000    /S/ Steven M. Szekely
                              ---------------------------
                              Name:     Steven M. Szekely
                              Title:    Secretary

(SEAL)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MONARCH SERVICES, INC.


Date:  December 27, 2000                /S/ Jackson Y. Dott
                                        -------------------
                                        President

                                  Exhibit Index


Exhibit Number      Description                             Page

3A.1                Articles of Incorporation

3A.2                Articles Supplementary

3B.1                Bylaws